FORM OF TRANSFER OF SHARES

Name of Company: **Celebrity Enterprise Co., Ltd.**

IBC no.: **140620**

Transferor: **Ms. Huang, Wen-Chi**
Of No.188-1, Lide Rd., Zhongzheng Dist., Keelung City 202, Taiwan (R.O.C.)

Transferee: **SUCCESS HOLDING GROUP INTERNATIONAL, INC.**
Of 5348 Vegas Drive, Las Vegas, NV 89108, USA

In consideration of the sum of **US$10,000.00**

Share (or shares) numbered 1 - 10,000

The Transferor hereby agrees to transfer and the Transferee hereby agrees to take the said share (or shares), subject to existing conditions.

TRANSFEROR

黃文琦
....
Ms. Huang, Wen-Chi

Date: 15 Aug. 2014

TRANSFEREE

Steve Andrew Chen
....
SUCCESS HOLDING GROUP INTERNATIONAL, INC.

Date: 15 Aug 2014